                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

     KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerry A. Grundhofer, David M. Moffett and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-4 in connection with a transaction involving NOVA Corporation; one or more Registration Statements on Form S-3 for the resale of shares issued to the former shareholders of Oliver-Allen Corporation, Inc.; one or more Registration Statements on Form S-3 establishing a universal shelf under Rule 415 of the Securities Act; one or more Registration Statements on Form S-3 for the resale of shares issued in any acquisition involving The Wadsworth Group or any part thereof; and any or all amendments to any of the above Registration Statements, including post-effective amendments; and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue hereof.


              Signature                     Date
 ------------------------------------      ------
 /s/ Jerry A. Grundhofer                   June 1, 2001
 ------------------------------------
 Jerry A. Grundhofer
  President and Chief Executive
  Officer
  (principal executive officer)

 /s/ David M. Moffett                      June 1, 2001
 ------------------------------------
 David M. Moffett
  Chief Financial Officer
  (principal financial officer)

 /s/ Terrance R. Dolan                     June 1, 2001
 ------------------------------------
 Terrance R. Dolan
  Senior Vice President and
  Controller
  (principal accounting officer)

 /s/ Linda L. Ahlers                       June 1, 2001
 ------------------------------------
 Linda L. Ahlers, Director

 /s/ Victoria Buyniski Gluckman            June 1, 2001
 ------------------------------------
 Victoria Buyniski Gluckman, Director

 /s/ Arthur D. Collins, Jr.                June 1, 2001
 ------------------------------------
 Arthur D. Collins, Jr., Director


 ------------------------------------
 Peter H. Coors, Director

 /s/ John C. Dannemiller                   June 1, 2001
 ------------------------------------
 John C. Dannemiller, Director

 /s/ Joshua Green III                      June 1, 2001
 ------------------------------------
 Joshua Green III, Director


 ------------------------------------
 John F. Grundhofer, Chairman and Director

 ------------------------------------
 J. P. Hayden, Jr., Director

 /s/ Roger L. Howe                         June 1, 2001
 ------------------------------------
 Roger L. Howe, Director

 /s/ Thomas H. Jacobsen                    June 1, 2001
 ------------------------------------
 Thomas H. Jacobsen, Director

 ------------------------------------
 Delbert W. Johnson, Director

 /s/ Joel W. Johnson                       June 1, 2001
 ------------------------------------
 Joel W. Johnson, Director

 /s/ Jerry W. Levin                        June 1, 2001
 ------------------------------------
 Jerry W. Levin, Director

 /s/ Sheldon B. Lubar                      June 1, 2001
 ------------------------------------
 Sheldon B. Lubar, Director

 /s/ Frank Lyon, Jr.                       June 1, 2001
 ------------------------------------
 Frank Lyon, Jr., Director

 /s/ Daniel F. McKeithan, Jr.              June 1, 2001
 ------------------------------------
 Daniel F. McKeithan, Jr., Director

 /s/ David B. O'Maley                      June 1, 2001
 ------------------------------------
 David B. O'Maley, Director


                                       24.1-1




 /s/ O'dell M. Owens                       June 1, 2001
 ------------------------------------
 O'dell M. Owens, Director

 /s/ Thomas E. Petry                       June 1, 2001
 ------------------------------------
 Thomas E. Petry, Director


 ------------------------------------
 Richard G. Reiten, Director

 /s/ S. Walter Richey                      June 1, 2001
 ------------------------------------
 S. Walter Richey, Director

 /s/ Warren R. Staley                      June 1, 2001
 ------------------------------------
 Warren R. Staley, Director

 /s/ Patrick T. Stokes                     June 1, 2001
 ------------------------------------
 Patrick T. Stokes, Director

 /s/ John J. Stollenwerk                   June 1, 2001
 ------------------------------------
 John J. Stollenwerk, Director





                                       24.1-2